Exhibit 10.3

Final Form

LOCK-UP AGREEMENT

This Lock-Up Agreement (the “Agreement”) is made as May 16, 2023, by and among enGene Inc., a company incorporated under the laws of Canada (“enGene”), enGene Holdings Inc., a company incorporated under the laws of Canada that intends to continue to a company governed by the Business Corporations Act (British Columbia) (the “Company”), each of the parties listed on Schedule I hereto (each, an “enGene Equity Holder” and collectively, the “enGene Equity Holders”), and Forbion European Acquisition Corp., a Cayman Islands exempted company (“FEAC”). Capitalized terms used but not defined herein have the respective meanings given to such terms in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, enGene, the Company, FEAC and certain other persons party thereto have entered into a Business Combination Agreement (as the same may be amended or modified from time to time, the “Business Combination Agreement”), pursuant to which, on the terms and subject to the conditions set forth therein, among other things, FEAC, enGene, the Company and the other parties thereto agreed, among other things, to combine their respective businesses and consummate the Transactions; and

WHEREAS, pursuant to the Business Combination Agreement, the enGene Equity Holders are entering into this Agreement substantially concurrently with the consummation of the Transactions to provide for the imposition on the Closing Date at the effective time of the Amalgamation pursuant to the Plan of Arrangement (the “Closing”) of certain transfer restrictions with respect to the Restricted Securities (as defined below).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Section 1. Definitions.

(a) “Excluded Securities” means, with respect to any enGene Equity Holder, (i) any Newco Shares issued to such enGene Equity Holder in connection with the Closing of the Transactions in respect of such enGene Equity Holder’s participation in the Convertible Bridge Financing or the PIPE Financing, and (ii) any Newco Warrants issued to such enGene Equity Holder in connection with the Closing of the Transactions in respect of such enGene Equity Holder’s participation in the Convertible Bridge Financing or the PIPE Financing, together with the Newco Shares issuable to such enGene Equity Holder upon exercise of any such Newco Warrants.

(b) “Restricted Securities” means, with respect to any enGene Equity Holder, any Newco Shares (other than Excluded Securities) issued to such enGene Equity Holder in connection with the Closing of the Transactions in exchange for or in consideration of such enGene Equity Holder’s ownership interests in enGene (the “enGene Original Interests”), and (ii) any Newco Shares issued or issuable upon exercise of any derivative securities (including options) for the purchase of Newco Shares issued to such enGene Equity Holder in connection with the Closing of the Transactions in exchange for or in consideration of such enGene Equity Holder’s ownership of derivative securities (including options) in enGene.

(c) “Transfer” means mean the (i) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder with respect to, any security, (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

Section 2. Transfer Restrictions.

(a) Effective as of and conditioned upon the occurrence of the Closing, each of the enGene Equity Holders agrees that it, he or she shall not, until the earlier of (x) 12:01 am, U.S. eastern time, on the six-month anniversary of the date of the Closing and (y) the date (after the date of the Closing) on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Newco Shares for cash, securities or other property, Transfer any Restricted Securities.

(b) Notwithstanding anything herein to the contrary, from and after the Closing, Transfers of the Restricted Securities held by any enGene Equity Holder or any of their permitted transferees (that have complied with this Section 2(b)), are permitted (i) to the officers or directors of enGene or the Company, any affiliate or family member of any of the officers or directors of enGene or the Company, any affiliate of such enGene Equity Holder, enGene or the Company or to any direct or indirect equityholders of such enGene Equity Holder, enGene or the Company or any affiliates of such equityholders, or any employees of such affiliates; (ii) in the case of an individual, by gift to a member of such individual’s immediate family or to a trust, the beneficiary of which is such individual, a member of such individual’s immediate family, an affiliate of such individual or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of such individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order; (v) to the Company in connection with the “net” or “cashless” exercise of options or other rights to purchase shares of Company Common Stock held by such enGene Equity Holder in satisfaction of any tax withholding or exercise price obligations through cashless surrender or otherwise, provided that any shares of Company Common Stock issued upon exercise of such option or other rights shall remain subject to the terms of this Letter Agreement; provided, however, that these permitted transferees must enter into a written agreement with the Company agreeing to be bound by the transfer restrictions herein in substantially the form of Exhibit A attached hereto.

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(c) This Section 2 shall continue to apply to Restricted Securities following their transfer to a permitted transferee under Section 2(b) above. Each holder of Restricted Securities shall be entitled to vote its Restricted Securities and receive dividends and other distributions with respect to such Restricted Securities (to the extent such concepts are applicable) during any period of time that such shares are subject to restrictions on transfer hereunder.

(d) Any Transfer of Restricted Securities made or attempted in violation of or contrary to the terms of this Agreement shall be null and void ab initio, and the Company shall refuse to recognize any such purported transferee of the Restricted Securities as one of the Company’s equity holders for any purpose. The Company may impose stop-transfer instructions with respect to the Restricted Securities during the period of the restrictions on transfer applicable thereto under this Section 2.

(e) Each certificate (if any) evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF MAY [16], 2023, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”), THE ISSUER’S SECURITY HOLDER NAMED THEREIN AND CERTAIN OTHER PARTIES NAMED THEREIN. A COPY OF SUCH SPONSOR WAIVER AND SHARE RESTRICTION AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

Section 3. Representations and Warranties of each enGene Equity Holder. Each enGene Equity Holder (each on its own behalf and not on behalf of any other enGene Equity Holder) represents and warrants as of the date hereof to FEAC, the Company and enGene as follows:

(a) Organization; Due Authorization. Each enGene Equity Holder is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within the such corporate, limited liability company or organizational powers and have been duly authorized by all necessary corporate, limited liability company or organizational actions on the part of such enGene Equity Holder. This Agreement has been duly executed and delivered by each enGene Equity Holder and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of such enGene Equity Holder, enforceable against such enGene Equity Holder in accordance with the terms hereof (except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).

(b) Ownership. Each enGene Equity Holder is the record and beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of, and has good title to, the respective enGene Original Interests, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose, other than transfer restrictions under the Securities Act or other applicable securities laws) affecting any enGene Original Interests other

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than pursuant to this Agreement, the Business Combination Agreement and the Ancillary Documents. Other than the enGene Original Interests, the Restricted Securities and the Excluded Securities, each enGene Equity Holder does not hold or own any rights to acquire (directly or indirectly) any equity securities of enGene or outstanding options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units or commitments for shares of enGene.

(c) No Conflicts. The execution and delivery of this Agreement by each enGene Equity Holder does not, and the performance by such enGene Equity Holder of its obligations hereunder will not, (i) conflict with or result in a violation of the organizational documents of such enGene Equity Holder or (ii) require any consent or approval that has not been given or other action that has not been taken by any Person (including under any contract binding upon such enGene Equity Holder or its enGene Original Interests), in each case to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by such enGene Equity Holder of its obligations under this Agreement.

(d) Litigation. There are no Proceedings pending against each enGene Equity Holder, or to the knowledge of such enGene Equity Holder, threatened against such enGene Equity Holders, before (or, in the case of threatened Proceedings, that would be before) any Governmental Entity, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by such enGene Equity Holder of its obligations under this Agreement. Each enGene Equity Holder has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked. Each enGene Equity Holder (i) is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction, (ii) has never been convicted of, or pleaded guilty to, any crime involving fraud, relating to any financial transaction or handling of funds of another person, or pertaining to any dealings in any securities and (iii) is not currently a defendant in any such criminal proceeding.

(e) Acknowledgment. Each enGene Equity Holder understands and acknowledges that each of the Company, enGene and FEAC is entering into the Business Combination Agreement in reliance upon such enGene Equity Holders’s execution and delivery of this Agreement. Each enGene Equity Holders has had the opportunity to read the Business Combination Agreement and this Agreement and acknowledges that it has been advised to seek independent legal advice with respect to this Agreement and that it has either obtained such advice or consciously determined that it does not need such advice and that, in either case, it is entering into this Agreement of its own free will, under no compulsion or duress and that it understands and is aware of the terms and conditions hereof.

Section 4. Termination. This Agreement shall be binding upon each enGene Equity Holder upon such enGene Equity Holder’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing. Notwithstanding anything to the contrary contained herein, in the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Agreement and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect. If the Closing

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takes place, the provisions of this Agreement, other than this Section 4 and Section 5, shall terminate and be of no further force or effect upon the first to occur of (i) the six (6) month anniversary of the Closing Date and (ii) the date that all of the Restricted Securities are no longer subject to the lock-up restrictions set forth in Section 2(a).

Section 5. Miscellaneous. Article 8 of the Business Combination Agreement is incorporated herein by reference, mutatis mutandis.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized representative to execute and deliver this Lock-Up Agreement as of the date first written above.

COMPANY:

ENGENE HOLDINGS INC.

By:
Name:
Title:

[Company Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized representative to execute and deliver this Lock-Up Agreement as of the date first written above.

FEAC:

FORBION EUROPEAN ACQUISITION CORP.

By:
Name:
Title:

[Company Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized representative to execute and deliver this Lock-Up Agreement as of the date first written above.

[NAME]

By:
Name:
Title:

[NAME], individually

[enGene Equity Holders’ Signature Page to Lock-Up Agreement]

EXHIBIT A

Form of Joinder to Lock-Up Agreement

[DATE], 20__

Reference is made to that certain Lock-Up Agreement, dated as of May 16, 2023, by and among enGene Holdings Inc., a company incorporated under the laws of Canada (the “Company”), and the enGene Equity Holders named therein (as amended from time to time, the “Lock-Up Agreement”). Capitalized terms used but not otherwise defined herein have the meanings given to such terms in the Lock-Up Agreement.

The undersigned transferee of [describe securities transferred] (a “New Holder”) agrees that this joinder to the Lock-Up Agreement (this “Joinder”) is being executed and delivered for good and valuable consideration.

The undersigned New Holder hereby agrees to and does become party to the Lock-Up Agreement as an “enGene Equity Holder” thereunder. This Joinder shall serve as a counterparty signature page to the Lock-Up Agreement and by executing below, the undersigned New Holder is deemed to have executed the Lock-Up Agreement with the same force and effect as if originally named a party thereto effective from and after the date hereof; provided, however, that the terms and conditions of the Lock-Up Agreement shall apply only with respect to the Restricted Shares transferred to New Holder from the transferor that was a party to the Lock-Up Agreement.

This Joinder may be executed in multiple counterparts, including by means of facsimile or electronic signature, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized representative to execute and deliver this Joinder as of the date first written above.

[NEW HOLDER]

By:
Name:
Title:

Notice Address:

ENGENE HOLDINGS INC.

By:
Name:
Title:

SCHEDULE I

enGene Equity Holders

[Attached]